The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Total Outstanding Principal Balance:	55,138,855
Number Of Loans:	1,403

		Minimum	Maximum
Average Outstanding Principal	$39,300.68	$5,000.00	$49,986.67

Weighted Average Coupon Rate:	9.863%	5.375	13.990%

Arm Characteristics:
Weighted Average Gross Margin:	9.522%	6.100	12.000%
Weighted Average Initial Rate Cap:	2.116%	1.000	3.000%
Weighted Average Semi-Annual Rate	1.000%	1.000	1.000%
Weighted Average Minimum Rate:	9.214%	5.750	11.700%
Weighted Average Maximum Rate:	16.177%	11.100	18.700%
Weighted Average Coupon Rate	24 months	2	36 months

Weighted Average Combined Original	70.11%	10.53	100.00%
Weighted Average Second Mortgage	21.13%	0.00	71.96%

Weighted Average Credit Score:	594	472	800

Weighted Average Original Term:	300 months	60	360 months
Weighted Average Remaining Term:	299 months	59	360 months
Weighted Average Seasoning:	1 months	0	22 months

Top State Concentrations ($):	24.55 % Texas, 7.25 % California, 6.21 % Florida
Maximum Zip Code Concentration	0.44% 78201 (San Antonio, TX)

First Pay Date:	Apr 15, 2002	Mar 01, 2004
Mature Date:	Dec 02, 2008	Feb 01, 2034
Table

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Credit Score:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 300	2	82,581.85	0.15
451 - 475	2	69,884.47	0.13
476 - 500	7	307,150.19	0.56
501 - 525	127	5,265,428.29	9.55
526 - 550	204	8,282,296.76	15.02
551 - 575	202	8,340,164.38	15.13
576 - 600	215	8,321,170.24	15.09
601 - 625	236	9,149,005.49	16.59
626 - 650	172	6,579,905.83	11.93
651 - 675	118	4,405,061.69	7.99
676 - 700	55	1,968,375.25	3.57
701 - 725	31	1,173,365.88	2.13
726 - 750	19	724,190.12	1.31
751 - 775	6	190,869.72	0.35
776 - 800	7	279,404.83	0.51
Total	1,403	55,138,854.99	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Combined Original LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
10.53 - 15.00	6	274,186.35	0.50
15.01 - 20.00	15	591,431.66	1.07
20.01 - 25.00	17	667,402.05	1.21
25.01 - 30.00	19	733,029.51	1.33
30.01 - 35.00	32	1,268,991.39	2.30
35.01 - 40.00	37	1,506,945.69	2.73
40.01 - 45.00	46	1,831,775.80	3.32
45.01 - 50.00	61	2,415,306.50	4.38
50.01 - 55.00	54	2,201,497.72	3.99
55.01 - 60.00	69	2,766,467.28	5.02
60.01 - 65.00	109	4,403,670.69	7.99
65.01 - 70.00	146	5,947,796.90	10.79
70.01 - 75.00	128	5,307,986.47	9.63
75.01 - 80.00	205	8,480,525.26	15.38
80.01 - 85.00	141	5,767,688.28	10.46
85.01 - 90.00	120	5,221,845.25	9.47
90.01 - 95.00	24	808,458.47	1.47
95.01 - 100.00	174	4,943,849.72	8.97
Total	1,403	55,138,854.99	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Coupon Rate:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.375 - 5.500	1	41,197.41	0.07
5.501 - 6.000	6	237,693.47	0.43
6.001 - 6.500	22	974,301.49	1.77
6.501 - 7.000	43	1,858,291.51	3.37
7.001 - 7.500	50	2,166,713.64	3.93
7.501 - 8.000	93	3,860,017.46	7.00
8.001 - 8.500	77	3,305,433.72	5.99
8.501 - 9.000	141	5,832,625.90	10.58
9.001 - 9.500	130	5,209,776.37	9.45
9.501 - 10.000	196	7,711,789.88	13.99
10.001 - 10.500	109	4,110,807.63	7.46
10.501 - 11.000	171	6,611,828.60	11.99
11.001 - 11.500	114	4,290,261.13	7.78
11.501 - 12.000	94	3,358,119.31	6.09
12.001 - 12.500	82	3,058,848.94	5.55
12.501 - 13.000	47	1,551,414.33	2.81
13.001 - 13.500	17	614,283.08	1.11
13.501 - 13.990	10	345,451.12	0.63
Total	1,403	55,138,854.99	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Seasoning (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	520	19,435,228.49	35.25
1 - 6	868	35,172,950.44	63.79
7 - 12	14	501,950.77	0.91
19 - 22	1	28,725.29	0.05
Total	1,403	55,138,854.99	100.00